AMENDMENT AGREEMENT NO. 1
                               TO REVOLVING CREDIT
                           AND REIMBURSEMENT AGREEMENT


THIS AMENDMENT AGREEMENT is made and entered into as of this 27th day of October, 1999, by and among MODIS PROFESSIONAL SERVICES, INC., a Florida corporation (herein called the "Borrower"), BANK OF AMERICA, N.A. (successor by merger of NationsBank, National Association) (the "Agent"), as Administrative Agent for the lenders (the "Lenders") party to the Revolving Credit and Reimbursement Agreement dated October 30, 1998 among such Lenders, Borrower and the Agent (the "Agreement").

                              W I T N E S S E T H:

WHEREAS, the Borrower, the Agent and the Lenders have entered into the Agreement pursuant to which the Lenders have agreed to make revolving loans to the Borrower in the aggregate principal amount of up to $500,000,000 as evidenced by the Notes (as defined in the Agreement) and to issue Letters of Credit for the benefit of the Borrower; and

WHEREAS, as a condition to the making of the loans pursuant to the Agreement the Lenders have required that all Material Subsidiaries of the Borrower guarantee payment of all Obligations of the Borrower arising under the Agreement; and

WHEREAS, the 364 Day Facility provided for under the Agreement will terminate on October 27, 1999 and the Borrower has requested that the Agreement be amended to permit the creation of a new 364 day credit facility and to make the other amendments described herein;

NOW, THEREFORE, the Borrower, the Agent and the Lenders do hereby agree as follows:

1. Definitions. The term "Agreement" as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Agreement as hereinafter amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

2. Amendment. The Agreement is amended, effective as of October 27, 1999, as follows:

(a)  Section  1.01 is  hereby  amended  by  adding  a new  definition  "364  Day
Agreement"   thereto   immediately   following   the   definition   "Swing  Line
Outstandings" which definition shall read as follows:


"'364 Day Agreement' means the 364 Day Credit Agreement dated as of October 27, 1999 among the Borrower, Bank of America, N.A., as Agent, and the Lenders party thereto, providing loans of up to $150,000,000 to the Borrower;"

(b) The definition of "Authorized Representative" in Section 1.01 is hereby amended by deleting the word "Controller" appearing therein and inserting in lieu thereof the phrase "Chief Accounting Officer."

(c) Clause (g) of the definition of "Permitted Liens" in Section 1.01 is hereby amended in its entirety so that as amended it shall read as follows:

"(g) Liens consisting of encumbrances in the nature of zoning restrictions, easements, rights and restrictions of record on the use of real property on the date of acquisition thereof and statutory or other contractual Liens of landlords and lessors on personal property located on the premises to which such lease relates, which in any case do not materially detract from the value of such property or impair the use thereof;"

(d) Section 7.01(d) is hereby amended by adding the phrase "other than inactive Subsidiaries" immediately following the word "hereto" and before the semi-colon in the second line thereof.

(e) Section 9.04 is hereby amended by (i) deleting the word "and" at the end of clause (e), (ii) relettering clause (f) to be clause (g), and (iii) adding a new clause (f) thereto which shall read as follows:

"(f)    Indebtedness of up to $150,000,000 arising under the 364 Day Agreement;
and"

(f) Section 9.06 is hereby amended by (i) deleting the figure "$5,000,000" appearing in clause (vi) and inserting in lieu thereof the figure "$25,000,000 and (ii) deleting the figure "$500,000" appearing in clause (ix) and inserting in lieu thereof the figure "$2,000,000".

(g) Section 9.08 is hereby amended in its entirety so that as amended it shall read as follows:


"9.08. Restricted Payments. Make Restricted Payments during any Fiscal Year on a non-cumulative basis (so that amounts not paid in one Fiscal Year may not be carried forward to a subsequent Fiscal Year) in excess of five percent (5%) of Consolidated Shareholders' Equity as at the end of such Fiscal Year; provided, however, that the Borrower shall not make any Restricted Payment if either prior to or after giving effect to such Restricted Payment a Default or Event of Default shall exist, provided that in no event shall capital stock of the Borrower owned by Borrower and its Subsidiaries represent at any time 25% or more of Consolidated Shareholders' Equity."

(h) A new Section 9.17 is hereby added to the Agreement, which Section shall read as follows:

"9.17. 364 Day Agreement. Permit at any time the 364 Day Agreement to contain covenants or conditions more restrictive than those set forth in this Agreement."

3. The Lenders, the Borrower and the Subsidiaries hereby acknowledge and agree that the 364 Day Facility has terminated effective as of the date hereof and that the Borrower no longer is entitled to receive any Advance pursuant to the 364 Day Facility.

4. Subsidiary Consents. Each Subsidiary of the Borrower that has delivered a Guaranty to the Agent has joined in the execution of this Amendment Agreement for the purpose of (i) agreeing to the amendment to the Agreement and (ii) confirming its guarantee of payment of all the Obligations.

5. Representations and Warranties. The Borrower hereby represents and warrants that:

(a) The representations and warranties made by Borrower in Article VII of the Agreement are true on and as of the date hereof except that the financial statements referred to in Section 7.01(f) shall be those most recently furnished to each Lender pursuant to Section 8.01;

(b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower received by each Lender under Section
8.01 thereof, other than changes in the ordinary course of business, none of which has been a material adverse change;

(c) The business and properties of the Borrower and its Subsidiaries are not and have not been adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

(d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constitutes a Default or an Event of Default on the part of the Borrower under the Agreement, the Notes or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

6. Conditions. This Amendment Agreement shall become effective upon:

(a) execution by the Required Lenders and the Borrower delivering to the Agent five (5) counterparts of this Amendment Agreement duly executed by the Borrower and consented to by each of the Material Subsidiaries; and

(b) payment in full of all outstanding 364 Day Loans together with any accrued and unpaid interest and fees relating thereto.

7. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

8. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.


                  [Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:

MODIS PROFESSIONAL SERVICES, INC.
WITNESS:

 /s/ Steve E. Marshall                          By:  /s/  Michael D. Abney
                                                Name:  Michael D. Abney
 /s/ Michelle R. Sutch                          Title: Senior Vice President
                                                       & Treasurer

GUARANTORS:

ACCOUNTING PRINCIPALS, LTD.,
     a Pennsylvania limited partnership
ACTIUM CORPORATION
AD L.L.C. I, a Delaware limited liability company
ADDITIONAL TECHNICAL SUPPORT OF
     MASSACHUSETTS, INC.
AMPL INCORPORATED
AMICUS STAFFING, INC.
BC L.L.C. I, a Delaware limited liability company
BERGER IT CO.
CAREER HORIZONS, INC.
CONSULTING PARTNERS, INC.
DATA MANAGEMENT CONSULTANTS, INC.
DIVERSIFIED SEARCH, INC.
ENTEGEE,INC.
HEALTH FORCE, INC.
HEALTH FORCE OPERATING CORP.
LIT, INC.
MANAGEMENT PRINCIPALS, INC.
     (f/k/a Keystone Consulting Group, Inc.)
MANCHESTER, INC.
MEDI-FORCE, INC.
MODIS, INC.
MODIS GP, INC.
MODIS LP-2, INC.
MODIS FACTORING CORPORATION
    (f/k/a ASI Factoring Corporation)
MODIS LICENSING CORPORATION
MODIS OF GEORGIA, INC.
MODIS OF GEORGIA, LP,
     a Georgia limited partnership MODIS OF PENNSYLVANIA, INC.

WITNESS:

 /s/ Steve E. Marshall                          By:  /s/  Michael D. Abney
                                                Name:   Michael D. Abney
 /s/ Michelle R. Sutch                          Title:  Senior Vice President
                                                        & Treasurer



MODIS OF PENNSYLVANIA, LTD.,
     a Pennsylvania limited partnership
MODIS/COMPUTER ACTION, INC.
OPEN MANAGEMENT SOFTWARE, INC.
SCIENTIFIC STAFFING, INC.
SPECIAL COUNSEL, INC.
SYSTEM PROS OF MASSACHUSETTS, INC.
UTEK, INC.
ZEAL, INC.

WITNESS:

 /s/ Steve E. Marshall                          By:  /s/  Michael D. Abney
                                                Name:  Michael D. Abney
 /s/ Michelle R. Sutch                          Title: Senior Vice President
                                                       & Treasurer




BANK OF AMERICA, N.A.,
as Agent for the Lenders


By: /s/ John E. Williams
Name: John E. Williams
Title:  Managing Director


BANK OF AMERICA, N.A., as Lender


By: /s/ John E. Williams
Name: John E. Williams
Title:  Managing Director


FIRST UNION NATIONAL BANK


By:   /s/ R. Lea Williamson
Name: R. Lea Williamson
Title:   Senior Vice President


FLEET NATIONAL BANK


By: /s/ Deborah J. Lawrence
Name: Deborah J. Lawrence
Title:   Senior Vice President


BANK ONE, NA, (Chicago Main Office)
as Documentation Agent


By:   /s/ Dianna L. McCarthy
Name: Dianna L. McCarthy
Title:   Vice President


WACHOVIA BANK, N.A.


By: /s/ William R. McCamey
Name: William R. McCamey
Title: Vice President


KBC BANK N.V.


By: /s/ Robert Snauffer    /s/ Raymond F. Murray
Name: Robert Snauffer     Raymond F. Murray
Title: First Vice President   First Vice President




HSBC BANK USA


By: /s/ Jeremy P. Bollington
Name: Jeremy P. Bollington
Title: Vice President


HIBERNIA NATIONAL BANK


By:   /s/ Angela Bentley
Name: Angela Bentley
Title: Portfolio Manager


BANQUE NATIONALE DE PARIS,
HOUSTON AGENCY


By: /s/ Warren Ross
Name: Warren Ross
Title:   Assistant Vice President

THE INDUSTRIAL BANK OF JAPAN, LIMITED,
ATLANTA AGENCY



By: /s/ Minami Miura
Name: Minami Miura
Title: Vice President

BANK HAPOALIM B.M.


By: /s/ Laura Anne Raffa            /s/ Shaun Breidbart
Name: Laura Anne Raffa                  Shaun Breidbart
Title: First Vice President &           Vice President
         Corporate Manager